DIVIDENDS ON ORDINARY SHARES	12 Months Ended
Dec. 31, 2022
Disclosure of dividends [text block] [Abstract]
DIVIDENDS ON ORDINARY SHARES
NOTE 44: DIVIDENDS ON ORDINARY SHARES
The directors have recommended a final dividend, which is subject to approval by the shareholders at the annual general meeting on 18 May 2023, of 1.60 pence per ordinary share (2021: 1.33 pence per ordinary share), equivalent to £1,062 million, before the impact of any cancellations of shares under the Group’s announced buyback programme (2021: £930 million, following cancellations of shares under the Group’s 2022 buyback programme up to the record date), which will be paid on 23 May 2023. These financial statements do not reflect the recommended dividend.
Dividends paid during the year were as follows:

	2022 pence per share	2021 pence per share	2020 pence per share	2022 £m	2021 £m	2020 £m
Final dividend recommended by directors at previous year end	1.33	0.57	–	930	404	–
Interim dividend paid in the year	0.80	0.67	–	545	473	–
	2.13	1.24	–	1,475	877	–
The trustees of the following holdings of Lloyds Banking Group plc shares in relation to employee share schemes retain the right to receive dividends but have chosen to waive their entitlement to the dividends on those shares as indicated: the Lloyds Banking Group Share Incentive Plan (holding at 31 December 2022: 32,377,089 shares, 31 December 2021: 16,514,487 shares, waived rights to all dividends) and the Lloyds Banking Group Employee Share Ownership Trust (holding at 31 December 2022: 311,540,740 shares, 31 December 2021: 9,998,474 shares, waived rights to all dividends).